DESCRIPTION OF THE PLAN	12 Months Ended
Jun. 30, 2025
EBP Japan
EBP, Description of Plan [Line Items]
DESCRIPTION OF THE PLAN	DESCRIPTION OF THE PLAN
The following brief description of the Employee Stock Purchase Plan (Japan) (the “Plan”) is provided for general information purposes only. Participants should refer to the Plan document for a more complete description of the Plan provisions.
General
The Plan includes the Employees’ Shareholding Association (the “Association”) of P&G Group for employees and executives of all P&G affiliates in Japan. The Plan covers the employees of P&G Japan G.K., P&G K.K., P&G Prestige Godo Kaisha, and P&G Innovation Godo Kaisha (collectively the “Companies”).
The purpose of the Plan is to contribute to the formation of assets by its participants by facilitating their acquisition of ordinary shares of The Procter & Gamble Company (the “Stock”), the Companies’ parent company. The Plan is administered by People Services. Daiwa Securities Co. Ltd., on the other hand, is in charge of purchasing, selling and safekeeping of the stocks.
Eligibility
Regular employees hired by the Companies may, at any time, apply for the membership in the Plan.
Contributions
Participants may contribute a portion of their base pay in units of 1,000 yen, up to 150 units monthly, and three times the monthly base pay contributions limit from bonus pay.
The Companies match 20% of participants’ contributions up to 30 units monthly (90 units of bonus pay contributions). All contributions are invested in the Stock.
Participants’ monthly contributions derived from salary deductions shall be in units of 1,000 yen, and the maximum monthly contribution from a Participant’s salary shall be 100,000 yen per Participant who gets paid semi-annual bonuses, and 150,000 yen per Participant who does not get paid semi-annual bonuses. Participant Contributions derived from semi-annual bonuses shall be 3 times the monthly Participant Contributions: in units of 3,000 yen, and the maximum contribution from a Participant’s bonus shall be 300,000 yen per Participant. Subject to the monthly and annual limits, there is no limit on the total amount of Participant Contributions that a Participant can make during his or her participation in the Plan.
Participant accounts
Individual accounts are maintained for each Plan participant. Each participant’s account is credited with the participant’s contribution and allocations of: (a) the Companies’ contributions, and (b) realized earnings or losses of the Plan. Participant accounts are also charged with withdrawals and an allocation of administrative expenses that are paid by the Plan. Allocations are based on participant earnings or account balances, as defined by the Plan. The benefit to which a participant is entitled to is the benefit that can be provided from the participant’s vested account.
Investments
Participants are only permitted to invest in Stock. Any dividends on Stock are invested in additional Stock.
Vesting
Participants are immediately vested in their contributions, the Companies’ matching contributions and earnings.
Distributions payable
There are no distributions payable to participants who have elected to withdraw from the Plan as of June 30, 2025 and 2024.
Withdrawal
Participants may withdraw the allotted shares of Stock in multiples of 100 shares at any time. In the event that participants withdraw from the Plan either on termination of service or by their request, the allotted Stock in multiples of one share plus cash at the amount of the residual share at fair value shall be returned to them.
Plan termination
Although it has not expressed any intent to do so, the Companies have the right under the Plan to discontinue their contributions to the Plan at any time and to terminate the Plan subject to the provisions set forth in the Plan document.